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                                                                    Exhibit 10-8












                  AMERICAN REAL ESTATE INVESTMENT CORPORATION,
                             a Maryland Corporation




                             SUBSCRIPTION DOCUMENTS

                                       FOR

                                  COMMON STOCK

                   American Real Estate Investment Corporation
                        Plymouth Meeting Executive Campus
                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462














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                  AMERICAN REAL ESTATE INVESTMENT CORPORATION,
                             a Maryland Corporation

              Instructions for Completion of Subscription Documents

To All Subscribers:

         In connection with your subscription for shares (the "Shares") of common stock, par value $.001 per share (the "Common Stock"), of American Real Estate Investment Corporation, a Maryland corporation (the "Company"), enclosed are the following documents, which must be properly and fully completed and signed:

1.       The SUBSCRIPTION AGREEMENT. Complete and sign.

2.       INVESTOR INFORMATION SHEET, attached as EXHIBIT A. Complete.

3. ACCOUNT INFORMATION SHEET, attached as EXHIBIT B. Complete, if applicable.

4. PURCHASER REPRESENTATIVE'S CERTIFICATE, attached as EXHIBIT C. Sign and have your purchaser representative sign, if applicable.

5. ACCREDITED INVESTOR QUESTIONNAIRE, attached as EXHIBIT D. Complete and sign.

NOTE TO CORPORATE, PARTNERSHIP AND TRUST SUBSCRIBERS:

         (a) Corporations - Upon request of the Company, corporations will be required to provide a copy and the filing date of the articles of incorporation and a corporate resolution authorizing the investment in the Company and evidence of the authority of the person(s) signing the subscription documentation to do so.

         (b) Partnerships - Upon request of the Company, partnerships will be required to provide a copy of the agreement of partnership and any certificate of partnership.

         (c) Trusts - Upon request of the Company, trusts will be required to provide a copy of the trust agreement showing the date of formation and evidence of the authority of the persons(s) signing the subscription documentation to do so.

         PROPERLY COMPLETED SUBSCRIPTION DOCUMENTS MUST BE RECEIVED BY THE COMPANY ON OR BEFORE JULY 7, 1998.

         NO SUBSCRIPTION WILL BE BINDING ON THE COMPANY UNTIL ACCEPTED IN WRITING BY THE COMPANY. THE COMPANY HAS RESERVED THE RIGHT TO

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REJECT ANY AND ALL SUBSCRIPTIONS IN ITS SOLE DISCRETION, WITH OR WITHOUT CAUSE
NO LATER THAN THREE BUSINESS DAYS PRIOR TO THE CLOSING.

         THE SHARES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS AND ARE BEING ISSUED IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION. ALL SECURITIES ISSUED WILL BE RESTRICTED SECURITIES AND WILL NOT BE FREELY TRANSFERABLE. BECAUSE THE SECURITIES ARE UNREGISTERED, ANY SECURITIES RECEIVED WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER, WHETHER BY SALE, GIFT, HYPOTHECATION OR OTHERWISE. EACH INVESTOR SHOULD PROCEED ON THE ASSUMPTION THAT IT MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD, SINCE THE SECURITIES MAY NOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. NO TRANSFERS MAY BE MADE EXCEPT PURSUANT TO DUE REGISTRATION AND QUALIFICATION OR IN ACCORDANCE WITH AVAILABLE EXEMPTIONS FROM REGISTRATION.

         NO OFFER OR SALE OF SECURITIES IS MADE IN ANY JURISDICTION WHERE THE OFFER OR SALE WOULD BE UNLAWFUL.

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American Real Estate Investment Corporation
Plymouth Meeting Executive Campus
620 W. Germantown Pike, Suite 200
Plymouth Meeting, Pennsylvania 19462
Attention: Stephen J. Butte, Vice President

Ladies and Gentlemen:

         This Subscription Agreement (the "Agreement") is executed by the undersigned (the "Holders") in connection with the offer by American Real Estate Investment Corporation, a Maryland corporation (together with its successors, the "Company"), to sell, and the subscription by the undersigned to buy, shares (the "Shares") of common stock, par value $.001 per share, of the Company (the "Common Stock").

                                   Section 1.

         1.1 Subscription. The undersigned hereby subscribes for the number of Shares indicated on Schedule A attached hereto at a price of $16.50 per share of Common Stock (the "Purchase Price"). In respect of this subscription, the undersigned herewith delivers to the Company (i) two executed original signature pages of this Subscription Agreement, and (ii) a fully completed Investor Information Sheet, Account Information Sheet, if applicable, Purchaser Representative's Certificate, if applicable, and Accredited Investor Questionnaire attached as Exhibits A, B, C and D, respectively.

         1.2 Closing. The purchase and sale of the Shares shall take place at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York, at 10:00 a.m., on July 9, 1998, subject to satisfaction of the conditions set forth in
Section 4 and Section 5, or at such other time and place as the Company and the undersigned mutually agree (the "Closing"). At the Closing the Company shall deliver to the undersigned a certificate representing the Shares the undersigned is purchasing, registered in such name or names as the undersigned shall designate at least two (2) business days prior to the date of the Closing, against payment of the Purchase Price thereof by wire transfer in immediately available funds to an account designated by the Company at least two (2) business days prior to the date of the Closing.

         1.3 Purchase Price Adjustment. On the earlier of (i) the first business day after the first anniversary of the Closing and (ii) the first business day after a Liquidating Event (as defined below) has occurred (the "Settlement Date"), the Purchase Price shall be adjusted as follows:

                  (a) If the Average Price (as defined below) is below $15.50 per share, the Company shall deliver to the undersigned on the Settlement Date cash in an amount equal to (i) the difference between $15.50 and the Average Price, multiplied by (ii) the number of Shares purchased by the undersigned at the Closing.

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                  (b) If the Average Price is above $19.50 per share, each
Holder shall tender to the Company on the Settlement Date by delivery of a certificate, duly endorsed for transfer in blank, for cancellation of that number of shares of Common Stock equal to (i) the difference between the Average Price and $19.50, divided by (ii) the Average Price, multiplied by (iii) the number of Shares purchased by such Holder at the Closing. The number of shares of Common Stock to be tendered by the undersigned pursuant to this Section 1.3(b) shall be rounded to the nearest whole share. All such shares of Common Stock tendered to the Company by the undersigned shall no longer be outstanding and shall automatically be canceled and retired and shall revert to the status of authorized but unissued stock, and the Company shall, if necessary, deliver a replacement certificate representing the remaining Shares owned by the undersigned.

                  (c) The "Average Price" shall be equal to the arithmetic average of the "Sales Price" (as hereinafter defined) on each of the Trading Days (as hereinafter defined) during the 30-day period preceding the Settlement Date. The term "Sales Price" shall mean, on any Trading Day, the closing price of a share of Common Stock on the American Stock Exchange or, if the shares are no longer listed on the American Stock Exchange, such other exchange or automated inter-dealer quotation system upon which the shares are then listed or quoted, or, if not listed or quoted, the Sales Price on a Trading Day shall be determined by a majority of the independent directors of the Board of Directors of the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate (such amount being the "Determined Price"). The Company shall send notice of the Determined Price, if applicable, to the undersigned. The Holders may object to the Determined Price by notice to the Company within 10 days after receipt of notice from the Company. If a majority of the Shares purchased hereunder and held by the undersigned (the "Majority Holders") object to the Determined Price, the Company shall select an independent investment bank or other expert in valuation of securities to calculate the Determined Price. Such bank or expert shall be subject to the reasonable approval of the Majority Holders. The Determined Price calculated by the bank or expert so selected and approved shall be final and binding on all parties hereto. All costs of such independent investment bank or other expert shall be paid by the Company. The term "Trading Day" shall mean any day on which securities are traded on the American Stock Exchange or such other national securities exchange or automated inter-dealer quotation system upon which the shares are then trading or quoted.

                  (d) A "Liquidating Event" shall occur if (i) the Company sells all or substantially all of its assets and uses such proceeds solely either to repay debt or other liabilities of the Company and/or to pay dividends to the holders of Common Stock or (ii) the Company merges with and into another entity where the Company is not the surviving corporation and the surviving corporation
(a) is listed on the New York Stock Exchange Inc. or the American Stock Exchange Inc. or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ, and (b) has an outstanding float of publicly available common equity in excess of $300 million (not counting for purposes of determining the outstanding float of any company shares held by affiliates of such company).

                  (e) The record date for any distribution with respect to a Liquidating Event described in clause (i) of the definition thereof shall be no earlier than the second business day

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following the date the Liquidating Event occurred.

                  (f) Notwithstanding anything in clause 1.3(ii) to the contrary, any agreement to merge the Company with and into another entity where the Company is not the surviving corporation shall provide that for purposes of the calculation of the amount of cash and/or the number of securities to be distributed to holders of Common Stock, the undersigned shall be deemed to hold the number of shares of Common Stock held by the undersigned adjusted to give effect to Section 1.3(b) as though the transactions contemplated therein had taken place prior to the closing of the merger.

                                   Section 2.

         2. Investor Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

         2.1 Authorization. This Agreement constitutes a valid and legally binding obligation on the part of the undersigned, enforceable in accordance with its terms except as affected by (i) bankruptcy law, and (ii) equitable principles. The undersigned represents that he, she or it has full power and authority to enter into this Agreement.

         2.2 No Advertisement or Solicitation. The undersigned acknowledges that the offer and sale of the Shares to him, her or it has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         2.3      Restrictions on Transfer.

                  (a) The undersigned understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws, by reason of a specific exemption from the registration provisions thereof which exemption depends upon, among other things, the bona fide nature of the investment intent of the undersigned as expressed herein and the accuracy and completeness of the other representations of the undersigned set forth herein.

                  (b) The undersigned understands and acknowledges that, except as provided for by the Registration Rights Agreement attached hereto as Exhibit E (the "Registration Rights Agreement"), none of the Shares have been registered under the Securities Act or registered or qualified under the securities laws of any state and none may be sold, transferred, assigned, pledged or hypothecated
(i) absent effective registration thereof under the Securities Act and applicable state securities laws, or (ii) absent an opinion of counsel, which opinion is satisfactory in form and substance to the Company and its counsel, in their respective reasonable discretion, to the effect that such registration is not required under the Securities Act or such state securities laws or that

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such transaction complies with the rules promulgated by the Securities and
Exchange Commission (the "Commission") under the Securities Act or such state securities laws or (iii) except in a transaction in compliance with Rule 144 under the Securities Act. The undersigned understands and acknowledges that he, she or it must bear the economic risks of this investment resulting from such limitations.

                  (c) The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act, pursuant to which the undersigned may be able to sell the Shares, subject to certain exceptions, one year after they receive such Shares so long as certain current public information is available about the Company, the sale is through a broker in an unsolicited "broker's transaction" and the undersigned does not sell, in any three-month period, more than the greater of 1% of the outstanding Common Stock or the average weekly trading volume of the Shares for the four-week period preceding the sale. The undersigned generally will be able to sell the Shares without regard to any volume or other limitations discussed above beginning two years after they receive the Shares, unless they are affiliates of the Company (i.e., a person controlling, controlled by or under common control with the Company). Affiliates of the Company will continue to be subject to the volume limitations on unregistered sales following the expiration of the two-year period. The preceding description is a general summary of the restrictions of Rule 144, and each of the undersigned should consult with his, her or its own legal advisor to ensure compliance with all of the requirements of applicable federal and state securities laws and regulations. In this connection, the undersigned understands Rule 144 may or may not be available for the resale of the Shares and the undersigned should consult an attorney with regard to the availability of Rule
144. The Company is subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Upon notice of issuance, the Shares will be listed for trading on the American Stock Exchange. If not all of the requirements of Rule 144 are met, registration under the Securities Act or some other registration exemption will be required for any disposition of the Shares. The undersigned understands that although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities received in an offering other than a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales that such persons and the brokers who participate in the transactions do so at their own risk.

         2.4 Disclosure of Information.The undersigned and/or the undersigned's purchaser representative or personal advisor, as the case may be:

                        (i) has been furnished with and has carefully read and reviewed the Company's Annual Report on Form 10-KSB for its fiscal year ended December 31, 1997, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, the Company's Current Report on Form 8-K filed January 23, 1998, the Company's Current Report on Form 8-K/A filed February 24, 1998, the Company's Current Report on Form 8-K filed April 10, 1998, the Company's Current Report on Form 8-K filed May 15, 1998 and the Company's Current Report on Form 8-K/A filed June 10, 1998, and has been afforded access to all information necessary to evaluate the merits and risks of the acquisition of the Shares, and has relied solely (except as indicated in subsections (ii) and (iii) below) on such materials or documents.

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                       (ii)  has been provided an opportunity to obtain any
additional information requested concerning the Shares and the Company;

                       (iii) has been given the opportunity to ask questions of, and receive answers from, the Company, or a person or persons acting on the behalf of the Company, concerning the terms and conditions of this Agreement and the Registration Rights Agreement and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the materials or documents that were provided in order for him, her or it to evaluate the merits and risks of an investment in the Company to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, and has not been furnished any other offering literature or prospectus on which they are entitled to rely except as mentioned herein;

                       (iv) understands that the materials or documents provided to the undersigned and/or the undersigned's purchaser representative or personal advisor, as the case may be, have not been prepared by, and the accuracy of such materials or documents have not been verified by, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") which is acting as placement agent in connection with the purchase and sale of the Shares. DLJ makes no representations or warranties with respect to the materials or documents provided to the undersigned; and

                        (v) has determined that the Shares are a suitable investment for him, her or it and that at this time he, she or it could bear the economic risk of the investment.

         2.5 Investment Experience. The undersigned represents that he, she or it has such knowledge and experience in financial and business matters as to be capable of evaluating alone, or together with his, her or its purchaser representative or personal advisor the merits and risks of an investment in the Shares and protecting his, her or its own interests in connection with the investment and has obtained, in his, her or its judgment, alone, or together with his, her or its purchaser representative or personal advisor sufficient information from the Company to evaluate the merits and risks of an investment in the Shares. The undersigned has not utilized any person as his, her or its purchaser representative or professional advisor in connection with evaluating such risks and merits or, if the undersigned has utilized a person as his, her or its purchaser representative or personal advisor to assist in evaluating the risks and merits of an investment, the purchaser representative or personal advisor has executed the Purchaser Representative's Certificate attached as Exhibit C to this Agreement. The undersigned acknowledges that he, she or it has the financial ability to bear the economic risk of his, her or its investment in the Company (including his, her or its possible loss), has adequate means for providing for his, her or its current needs and personal contingencies and has no need for liquidity with respect to the investment in the Company. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Shares.

         2.6 Purchase Entirely for Own Account. This Agreement is made with the undersigned

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in reliance upon his, her or its representation to the Company, which by the undersigned's execution of this Agreement he, she or it hereby confirms, that the Shares to be received by the undersigned and any certificate which may be issuable in respect thereof (the "Certificate") will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that he, she or it has no present intention of selling, granting any participation in, or otherwise distributing the same, except as provided in the Registration Rights Agreement, or under an exemption from registration available under the Securities Act and applicable state securities laws.

         2.7 Further Limitation on Disposition. Without in any way limiting the representations set forth herein, the undersigned further agrees not to offer, sell, offer or contract to sell, transfer, assign, grant any option for the sale of, pledge or encumber, or otherwise convey any shares of Common Stock prior to the Settlement Date.

         2.8 Legends. In addition to the legend required by Section 6.2.9 of the Company's Amended and Restated Articles of Incorporation, dated as of December 12, 1997 and the statements required by Section 7.1 of the Company's By-Laws, as amended on December 12, 1997, to the extent applicable, any Certificate or other document issued in respect of any Shares shall be endorsed with the legends set forth below, and the undersigned covenants that, except to the extent such restrictions are waived by the Company, the undersigned shall not transfer any Shares without complying with the restrictions on transfer described in such legends:

                        (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED (1) ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT (2) ABSENT AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH STATES OR THAT SUCH TRANSACTION COMPLIES WITH THE RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT OR SUCH STATES OR, (3) EXCEPT IN A TRANSACTION IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT."

                        (ii) THESE SECURITIES ARE SUBJECT TO ADJUSTMENT UNDER THE TERMS AND CONDITIONS OF THAT CERTAIN SUBSCRIPTION AGREEMENT DATED AS OF JULY 7 1998, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY."

                        (iii) Any legend required by any applicable state securities law.

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                                   Section 3.

         3. Company Representations, Warranties and Covenants. The Company hereby acknowledges, represents and warrants to, and agrees with, the undersigned as follows:

         3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction where the failure to so qualify would have a material adverse effect on its business or properties.

         3.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the adoption, authorization, execution, filing (where applicable) and delivery of this Agreement and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Common Stock being sold hereunder has been taken or will be taken prior to the Closing. This Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

         3.3 Valid Issuance of Common Stock. The Common Stock that is being purchased by the undersigned hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and, based in part upon the representations of the undersigned in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The issuance and sale of the Common Stock will not violate any preemptive rights.

         3.4 Disclosure. The Company has provided the undersigned with all the information that the undersigned has requested for deciding whether to purchase the Shares. Subject to Section 3.7, the written information and certificates provided to the undersigned pursuant to this Agreement or the Registration Rights Agreement are true and accurate in all material respects.

         3.5 REIT Status. (a) The Company, beginning with its taxable year ended December 31, 1993 and through December 31, 1997 (i) has been subject to taxation as a "real estate investment trust" (a "REIT") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and has complied with all requirements contained in the Code to qualify as a REIT for such years, and
(ii) has operated, and currently intends to continue to operate, in such a manner as to qualify as a REIT for the tax year ending December 31, 1998 and thereafter.

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                  (b) The Company is a "domestically-controlled" REIT within the meaning of Code Section 897(h)(4)(B) and is not a "pension-held REIT" within the meaning of Section 856(h)(3)(D) of the Code. To the Company's knowledge, other than an Excepted Holder (as defined in the Company's Amended and Restated Articles of Incorporation), no person or entity which would be treated as an "individual" for purposes of Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code) owns or would be considered to own (taking into account the ownership attribution rules under Section 544 of the Code, as modified by 856(h) of the Code) in excess of 9.8% of the value of the outstanding equity interest in the Company.

                  (c) From and after the date hereof, until the earliest to occur of (i) the date on which no Holder owns any Shares, (ii) the first anniversary of a Qualifying Offering (as defined below) or, (iii) the date of a Liquidating Event, the Company will elect to be taxed as a REIT in its federal income tax returns, will comply will all applicable laws, rules and regulations of the Code relating to a REIT, and will not take any action or fail to take any action which could reasonably be expected to, alone or in conjunction with any other factors, result in the loss of its status as a REIT for federal income tax purposes.

         3.6 Material Adverse Change. Since March 31, 1998 there has been no material adverse change in the business, affairs, operations, properties, assets or financial condition of the Company.

         3.7 No Other Representations. The Company shall not be deemed to have made to the undersigned any representation or warranty other than as expressly made by the Company in Section 3 hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Company, in this Section 3, the Company makes no representation or warranty to the undersigned with respect to any projections, estimates or budgets heretofore delivered to or made available to the undersigned of future revenues, expenses or expenditures or future results of operations.

         3.8 Shelf Registration Statement. The Company will cause to be filed with the Securities and Exchange Commission (the "SEC") within ten (10) days of the Closing a shelf registration statement and related prospectus (the "Shelf Registration Statement") that complies as to form in all material respects with applicable SEC rules providing for the sale from time to time by the Holders of the Shares, and agrees to use its commercially reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable thereafter. If the Company fails to file the Shelf Registration Statement with the SEC within ten (10) days of the Closing, the undersigned shall have the right, upon the timely written notice (the "Put Notice") to the Company (which notice must be received by the Company no more than thirty-five
(35) days from the date of the Closing), to require the Company to purchase the Shares from the undersigned within thirty (30) days of the Company's receipt of the Put Notice at a price of $16.50 per share plus any accrued but unpaid dividends.

         3.9 Qualifying Offering. The Company will consummate a Qualifying Offering on or

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prior to the first anniversary of the Closing. If the Company fails to consummate a Qualifying Offering on or prior to the second anniversary of the Closing and if, at that time, the Holders own, in the aggregate, at least 25% of the Shares purchased by them at the Closing, the Company shall, on the second anniversary of the Closing, pay to each Holder, as a purchase price adjustment, an amount equal to (i) the total number of outstanding shares of Common Stock of the Company on such second anniversary times (ii) 2.5% times (iii) a fraction, the numerator of which is the number of Shares purchased by such Holder pursuant to this Subscription Agreement and the denominator of which is the number of Shares purchased by all Holders pursuant to this Subscription Agreement times
(iv) the arithmetic average of the Sales Price on each of the Trading Days during the 30-day period ending on the third business day prior to the second anniversary of the Closing. For the purposes of this Section 3.9, a "Qualifying Offering" shall mean either (i) the sale of Common Stock in one or more offerings at a price of at least $16.50 per share, to at least fifteen (15) investors in the aggregate (provided that none of investors may purchase more than the greater of $15 million of Common Stock (based on the net proceeds to the Company) or 10% of the aggregate number of shares of Common Stock sold in the Qualifying Offering), which results in net proceeds to the Company of at least $150 million or (ii) a Liquidating Event which results in a minimum liquidation price to the holders of Common Stock of $16.50 per share plus any accrued but unpaid dividends.

         3.10 Preemptive Rights. The Company shall provide each Holder with written notice of any proposed issuance for cash of Common Stock no later than 30 days prior to the proposed issuance thereof. Such notice shall specify the purchase price, the proposed issuance date and all other material terms of such issuance. Upon delivery to the Company by any Holder no later than 10 days after such notice by the Company of a notice stating that such Holder intends to acquire a portion of the Common Stock to be issued, such Holder shall be entitled, on the terms offered by the Company to other prospective purchasers of the Common Stock to be issued, to purchase up to an amount of the securities such that, upon consummation of the proposed issuance, the Holder would hold the same percentage of the Common Stock as such Holder holds immediately prior to such issuance. Any such notice from any Holder shall indicate the amount of Common Stock it intends to purchase and shall constitute a binding contract to acquire such Common Stock on the terms set forth in the notice delivered to such Holder by the Company with respect to such issuance. Notwithstanding anything herein to the contrary, the Company shall be entitled not to proceed with the proposed issuance or to alter the terms thereof; provided that, in the event that any material terms of the proposed issuance are altered, (i) any notice delivered by a Holder to the Company pursuant to this Section 3.10 shall be revoked automatically and (ii) such Holder shall be entitled to participate in such proposed issuance on the revised terms in accordance with this Section
3.10. The provisions of this Section 3.10 shall no longer apply and shall be of no further effect after the Company consummates a Qualifying Offering.

                                   Section 4.

         4. Conditions of Investors' Obligations at Closing. The obligations of the undersigned under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each

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

of the following conditions:

         4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 (other than those made as of a specified date earlier than the date of Closing) shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representation or warranty was made on and as of the date of such Closing, and any representation or warranty made as of a specified date earlier than the date of such Closing shall have been true and correct in all material respects as of such earlier date.

         4.2 Performance. The Company shall have performed and complied with, in all material respects, all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3 Compliance Certificate. The President or a Vice President of the Company shall deliver to the undersigned at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

         4.4 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         4.5 Opinion of Rogers & Wells LLP. The undersigned shall have received from Rogers & Wells LLP, counsel for the Company, an opinion dated as of the Closing, to the effect that the issuance of the Shares contemplated by this Agreement is exempt from registration under the Securities Act.

         4.6 Opinion of Piper & Marbury L.L.P.. The undersigned shall have received from Piper & Marbury L.L.P., special Maryland counsel for the Company, an opinion dated as of the Closing, to the effect that the Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, have been duly authorized and validly issued, are fully paid, and are nonassessable and that the execution, delivery and performance by the Company of this Subscription Agreement and the Registration Rights Agreement are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

         4.7 Registration Rights Agreement. The Company and the undersigned shall have entered into the Registration Rights Agreement in the form attached hereto as Exhibit E.

         4.8 Stock Exchange Listing. The Shares shall have been approved for listing on the American Stock Exchange.

         4.9 Certificates. Certificates representing the number of shares of Common Stock set forth on the counterpart signature page hereof and in such name as the undersigned has designated pursuant to Section 1.2 hereof, shall have been delivered to the undersigned.

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

         4.10 Consents. Morgan Stanley Asset Management Inc. shall have received consents from Stichting Pensioenfonds ABP, Stichting Bedrijfspensioenfonds Voor De Metaalnijverheid, the Washington State Investment Board, the Public Employee's Retirement Association of Colorado and MS Special Funds Pte Ltd. returning to such entities the right to vote certain of the Shares.

         4.11 Co-Sale Arrangements. Jeffrey Kelter and the Holders shall have entered into a side letter relating to the right of the Holders to "tag-along" with any sales of shares by Jeffrey Kelter of Common Stock prior to the Qualifying Offering, in form and substance satisfactory to the Holders.

                                   Section 5.

         5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the undersigned under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the undersigned:

         5.1 Representations and Warranties. The representations and warranties of the undersigned contained in Section 2 (other than those made as of a specified date earlier than the date of Closing) shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representation or warranty was made on and as of the date of such Closing, and any representation or warranty made as of a specified date earlier than the date of such Closing shall have been true and correct in all material respects as of such earlier date.

         5.2 Payment of Purchase Price. The undersigned shall have delivered the Purchase Price.

         5.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         5.4 Opinion of Davis Polk & Wardwell. The Company shall have received from Davis Polk & Wardwell, counsel for the undersigned, an opinion dated as of the Closing, to the effect that the Holders, individually or in the aggregate, should not constitute an "affiliate" of the Company for the purposes of the Securities Act.

                                   Section 6.

         6.1 Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         6.2 Notices. All notices, payments, demands or other communications given hereunder shall be deemed to have been duly given and received (i) upon personal delivery,
(ii) in the case of notices sent within, and for delivery within, the United States, as of the date shown on the return receipt after mailing by registered or certified mail, return receipt requested, postage prepaid, or (iii) the second succeeding business day after deposit with Federal Express or other equivalent air courier delivery service, unless the notice is held or retained by the customs service, in which case the date shall be the fifth succeeding business day after such deposit.

         6.3 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be several and not joint.

         6.4 Entire Agreement. This Agreement and all exhibits hereto including, without limitation, the Investor Information Sheet, Account Information Sheet, Purchaser Representative's Certificate, Accredited Investor Questionnaire and Registration Rights Agreement, contain the entire agreement of the parties with respect to this subscription, and there are no representations, covenants or other agreements except as stated or referred to herein or therein.

         6.5 Assignability. This Agreement is not transferable or assignable by the undersigned.

         6.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State without giving effect to the conflict of law provisions thereof. The parties agree that all disputes between any of them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement or the Registration Rights Agreement, and whether arising in law or in equity or otherwise, shall be resolved by the federal or state courts located in New York, New York. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction. In addition, each of the parties hereto consents to submit to the personal jurisdiction of any federal or state court located in the state of New York in the event that any dispute arises out of this Agreement or the Registration Rights Agreement or any of the transactions contemplated hereby or thereby. The parties, for themselves and their respective affiliates, hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties or their respective affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof.

         6.7 Gender. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         6.8 Counterparts. This Agreement may be executed through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         6.9 Further Assurances. The undersigned will, from time to time, execute and deliver to the Company all such other and further instruments and documents and take or cause to be taken all such other and further action as the Company may reasonably request in order to effect the transactions contemplated by this Agreement.

         6.10 Expenses. Each party shall pay all costs and expenses which it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided that, on or prior to the Closing, the Company shall pay the reasonable fees and expenses of the undersigned's outside legal counsel.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                             SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         The undersigned hereby agree to all of the terms and provisions of this Subscription Agreement and agree to be bound by all such terms and provisions.

         The undersigned has executed this Subscription Agreement as of the 7th day of July, 1998.

MORGAN STANLEY ASSET MANAGEMENT INC.,
         as attorney-in-fact for each of
         its clients set forth in Schedule A

By:/s/Russell C. Platt
   ----------------------------------
Name: Russell C. Platt
Title: Managing Director

Agreed and Accepted this
7th day of July, 1998.

AMERICAN REAL ESTATE INVESTMENT CORPORATION, a Maryland corporation

By: /s/Jeffrey E. Kelter
   ----------------------------------
Name: Jeffrey E. Kelter
Title:President



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